Shareholders' capital	6 Months Ended
Jun. 30, 2021
Shareholders' capital
Shareholders' capital
9.	Shareholders’ capital

On June 30, 2021, argenx SE’s share capital was represented by 51,398,663 shares. All shares were issued, fully paid up and of the same class. The table below summarizes our capital increases, as a result of the global offering and the exercise of stock options under the argenx Employee Stock Option Plan, for the period ended June 30, 2021.

Number of shares outstanding on December 31, 2020	47,571,283
Exercise of options	233,630
Global public offering on Euronext and Nasdaq on February 2, 2021	3,125,000
Over-allotment option exercised by underwriters on February 4, 2021	468,750
Number of shares outstanding on June 30, 2021	51,398,663

On February 2, 2021, argenx SE offered 3,125,000 of its ordinary shares through a global offering which consisted of 1,608,000 ADSs in the U.S. at a price of $320.0 per ADS, before underwriting discounts and commissions and offering expenses; and 1,517,000 ordinary shares in the European Economic Area at a price of €265.69 per share, before underwriting discounts and commissions and offering expenses. On February 4, 2021, the underwriters of the offering exercised their over-allotment option to purchase 468,750 additional ADSs in full. As a result, argenx SE received $1,146.7 million in gross proceeds from this offering, decreased by $56.6 million of underwriter discounts and commissions, and offering expenses, of which $56.0 million has been deducted from equity. The total net cash proceeds from the offering amounted to $1,090.1 million.

On May 11, 2021, at the annual general meeting, the shareholders of the Company approved the authorization to the Board to issue up to a maximum of 10% of the then-outstanding share capital, for a period of 18 months.